UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 4, 2020
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SEACOR Holdings Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or Other Jurisdiction of Incorporation)	1-12289 (Commission File Number)	13-3542736 (I.R.S. Employer Identification No.)

2200 Eller Drive
Fort Lauderdale, Florida, 33316
(Address of Principal Executive Offices) (Zip Code)
(954) 523-2200
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	CKH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 4, 2020, SEACOR Holdings Inc., a Delaware corporation (“SEACOR”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), among Safari Parent, Inc., a Delaware corporation (“Parent”), Safari Merger Subsidiary, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and SEACOR.

Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, Merger Sub will commence a tender offer (the “Offer”) to acquire all of the issued and outstanding shares (the “Shares”) of common stock, par value $0.01 per share, of SEACOR, other than any Shares held immediately prior to the effective time of the Merger by SEACOR (or held in SEACOR’s treasury) and any Shares held immediately prior to the effective time of the Merger by Parent, Merger Sub or any other direct or indirect wholly owned subsidiary of Parent, at a price of $41.50 per Share (the “Offer Price”), net to the seller of such Shares in cash, without interest and subject to any required withholding of taxes, all on the terms and subject to the conditions set forth in the Merger Agreement.

The Offer will initially remain open for a minimum of 20 business days following the date on which Merger Sub commences the Offer. If at the initial scheduled expiration time of the Offer any of the conditions to the Offer have not been satisfied (unless such condition is waivable by Merger Sub or Parent and has been waived), Merger Sub will, and Parent will cause Merger Sub to, extend the Offer from time to time for (i) additional periods of up to 10 business days per extension to permit the satisfaction of any unsatisfied conditions to the Offer or (ii) any period required by any applicable law, any interpretations or position of the U.S. Securities and Exchange Commission (“SEC”), the staff thereof or the New York Stock Exchange applicable to the Offer to permit the satisfaction of all of the conditions to the Offer. Merger Sub is not required under the Merger Agreement to extend the Offer beyond either the date the Merger Agreement is validly terminated or April 5, 2021 (the “End Date”), and Merger Sub is not permitted under the Merger Agreement to extend the Offer beyond the End Date without SEACOR’s written consent.

The obligation of Merger Sub to consummate the Offer is subject to the satisfaction or waiver of customary conditions, including, among others, (i) there being validly tendered and not validly withdrawn prior to the expiration of the Offer a number of Shares that, considered together with all other Shares (if any) beneficially owned by Parent and its affiliates, represent one more Share than 66 and 2/3% of the total number of Shares outstanding at the expiration of the Offer, (ii) there is no restraint in effect enjoining, making illegal, or otherwise prohibiting the consummation of the Offer and the Merger, (iii) the waiting period (and extensions thereof) applicable to the transactions contemplated by the Merger Agreement under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), has expired or terminated and (iv) other customary conditions set forth in Annex I to the Merger Agreement.

Following the consummation of the Offer and subject to the terms and conditions of the Merger Agreement, Merger Sub will merge with and into SEACOR pursuant to Section 251(h) of the Delaware General Corporation Law (the “DGCL”), with SEACOR being the surviving corporation (the “Merger”). No vote of the stockholders of SEACOR will be required in connection with the Offer or the Merger. At the effective time of the Merger, each Share (other than (i) Shares held by SEACOR (or held in SEACOR’s treasury), (ii) Shares held by Parent, Merger Sub, or any other direct or indirect wholly owned subsidiary of Parent and (iii) Shares held by stockholders of SEACOR who are entitled to appraisal rights under Section 262 of the DGCL and have properly exercised and perfected their respective demands for appraisal for such Shares in the time and manner provided in Section 262 of the DGCL, and as of the effective time of the Merger, have neither effectively withdrawn nor lost their rights to such appraisal and payment under the DGCL) will be converted into the right to receive an amount in cash equal to the Offer Price, without interest and subject to any required withholding of taxes.

The Merger Agreement includes customary representations, warranties and covenants of SEACOR, Parent and Merger Sub. These covenants include an obligation of SEACOR, subject to certain exceptions, to, and to cause its subsidiaries, and in certain cases, its joint ventures to, conduct its operations in all material respects in the ordinary course of business for the period between the execution of the Merger Agreement and the earlier of (i) the effective time of the Merger, or (ii) the date of the valid termination of the Merger Agreement, in accordance with the terms of the Merger Agreement. Each of SEACOR, Parent and Merger Sub have also agreed to promptly make and effect all registrations, filings and submissions required to be made or effected by it pursuant to the HSR Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and other applicable legal requirements with respect to the Offer and the Merger. SEACOR has agreed to customary “no-shop” restrictions on its ability to solicit alternative acquisition proposals from third parties and engage in discussions or negotiations with third parties regarding alternative acquisition proposals. Notwithstanding these restrictions, SEACOR may under certain circumstances provide information to and participate in discussions or negotiations with third parties with respect to an alternative acquisition proposal that the board of directors of SEACOR has determined, in good faith, after consultation with its outside legal counsel and financial advisor(s), constitutes or could reasonably be expected to constitute, result in or lead to a Superior Proposal (as defined in the Merger Agreement).

The Merger Agreement also provides for certain termination rights for both SEACOR and Parent. Upon the termination of the Merger Agreement under certain circumstances, including if the Merger Agreement is terminated by SEACOR to enter into a Superior Proposal, SEACOR is obligated to pay Parent a termination fee equal to $29,000,000. Under certain circumstances, including if the Merger Agreement is terminated after Parent has failed to consummate the Offer and the Merger after Parent’s and Merger Sub’s conditions to consummate the Merger have been satisfied or have been waived, Parent is obligated to pay SEACOR a termination fee equal to $52,000,000.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto and which is incorporated herein by reference. The Merger Agreement has been filed to provide information to investors regarding its terms. It is not intended to provide any other factual information about SEACOR, Parent or Merger Sub, their respective businesses, or the actual conduct of their respective businesses during the period prior to the consummation of the Offer, the Merger or the other transactions contemplated by the Merger Agreement. The Merger Agreement and this summary should not be relied upon as disclosure about SEACOR or Parent. None of SEACOR’s stockholders or any other third parties should rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of SEACOR, Parent, Merger Sub or any of their respective subsidiaries or affiliates. The Merger Agreement contains representations and warranties that are the product of negotiations among the parties thereto and that the parties made to, and solely for the benefit of, each other as of specified dates. The assertions embodied in those representations and warranties are subject to qualifications and limitations agreed to by the respective parties and are also qualified in important part by confidential disclosure schedules delivered in connection with the signing of the Merger Agreement. The representations and warranties (i) may have been made for the purpose of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from what an investor may view as material and (ii) may have been made only as of the date of the Merger Agreement or as of another date or dates as may be specified in the Merger Agreement, and information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the public disclosures of SEACOR or Parent, if at all.

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Certain statements discussed in this communication as well as in other reports, materials and oral statements that SEACOR releases from time to time constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “believe,” “plan,” “target,” “forecast” and similar expressions are intended to identify forward-looking statements, including statements about the potential benefits of the proposed transaction, the prospective performance and outlook of the surviving company’s business, performance and opportunities, the ability of the parties to complete the proposed transaction and the expected timing of completion of the proposed transaction. Such forward-looking statements concern management’s expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters. Forward-looking statements are inherently uncertain and subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those anticipated or expected by management of SEACOR. These statements are not guarantees of future performance and actual events or results may differ significantly from these statements. Actual events or results are subject to significant known and unknown risks, uncertainties and other important factors, including (i) uncertainties as to the timing and expected financing of the tender offer; (ii) the risk that the proposed transaction may not be completed, or if it is completed, that it will close in a timely manner; (iii) the possibility that competing offers or acquisition proposals for SEACOR will be made; (iv) uncertainty surrounding how many of the SEACOR’s stockholders will tender their shares in the tender offer; (v) the possibility that any or all of the various conditions to the consummation of the tender offer may not be satisfied or waived; (vi) the possibility of business disruptions due to transaction-related uncertainty and the response of business partners to the announcement, including customers; (vii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; (viii) the risk that stockholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability; (ix) risks relating to the COVID-19 pandemic, including the volatility the pandemic has caused in the capital markets and the effects it has had and could continue to have on the global economy and (x) various other matters and factors discussed in Item 1A (Risk Factors) of SEACOR’s Annual report on Form 10-K and other reports filed by SEACOR with the SEC. It should be understood that it is not possible to predict or identify all such factors. Consequently, the preceding should not be considered to be a complete discussion of all potential risks or uncertainties. Given these factors, investors and analysts should not place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date of the document in which they are made. SEACOR disclaims any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in SEACOR’s expectations or any change in events, conditions or circumstances on which the forward-looking statement is based, except as required by law. It is advisable, however, to consult any further disclosures SEACOR makes on related subjects in its filings with the SEC, including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K (if any). These statements constitute SEACOR’s cautionary statements under the Private Securities Litigation Reform Act of 1995.

Additional Information and Where to Find It

The tender offer described in this Current Report on Form 8-K has not yet commenced. This Current Report on Form 8-K is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell shares of SEACOR, nor is it a substitute for any tender offer materials that Parent, Merger Sub or SEACOR will file with the SEC. A solicitation and an offer to buy shares of SEACOR will be made only pursuant to an offer to purchase and related materials that Parent intends to file with the SEC. At the time the tender offer is commenced, Parent will file a Tender Offer Statement on Schedule TO with the SEC, and SEACOR will file a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the tender offer. SEACOR’S STOCKHOLDERS AND OTHER INVESTORS ARE URGED TO READ THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION WHICH SHOULD BE READ CAREFULLY BEFORE ANY DECISION IS MADE WITH RESPECT TO THE TENDER OFFER. The Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement, will be sent to all stockholders of SEACOR at no expense to them. The Tender Offer Statement and the Solicitation/Recommendation Statement will be made available for free at the SEC’s web site at www.sec.gov. Additional copies may be obtained for free by contacting SEACOR. Free copies of these materials and certain other offering documents will be made available by SEACOR upon request, by mail to SEACOR Holdings Inc., 2200 Eller Drive, Fort Lauderdale, FL 33316, attention: Investor Relations, or by phone at 1-954-523-2200, or by directing requests for such materials to the information agent for the offer, which will be named in the Tender Offer Statement. Copies of the documents filed with the SEC by SEACOR will be available free of charge under the “Investors” section of SEACOR’s internet website at seacorholdings.com.

In addition to the Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement, SEACOR files annual, quarterly and current reports, proxy statements and other information with the SEC. SEACOR’s filings with the SEC are also available for free to the public from commercial document-retrieval services and at the website maintained by the SEC at www.sec.gov.

Item 8.01.	Other Events.

On December 7, 2020, SEACOR and Parent issued a joint press release announcing their entry into the Merger Agreement, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item	9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
2.1*	Agreement and Plan of Merger, dated December 4, 2020, among SEACOR Holdings Inc., Safari Parent, Inc. and Safari Merger Subsidiary, Inc.
99.1	Joint Press Release, dated December 7, 2020.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.
*	Schedules omitted pursuant to Item 601(a)(5) of Regulation S-K. SEACOR agrees to furnish a supplemental copy of any omitted schedule to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACOR HOLDINGS INC.

Date: December 7, 2020	By:	/s/ William C. Long
	Name:	William C. Long
	Title:	Executive Vice President, Chief Legal Officer and Corporate Secretary